Exhibit 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS
CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: February 8, 2010 To March 7, 2010

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWINGMONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) ANDTHE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ J.P. CAUSEY JR.	EXECUTIVE VICE PRESIDENT
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

J.P. CAUSEY JR.	MARCH 15, 2010
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	ASSISTANT CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	MARCH 15, 2010
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	1/3/2010	2/7/2010	3/7/2010
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$9,230,342	$8,599,090	$8,795,160
Accounts receivable [1]	1,995,027	2,002,252	1,997,864
Inventories	—	—	—
Prepaid expenses and other current assets	—	99,423	90,962
Income taxes receivable	2,634,783	2,634,783	2,634,783

TOTAL CURRENT ASSETS	13,860,152	13,335,548	13,518,769

Gross property, plant and equipment:	—	—	—
Less accumulated depreciation	—	—	—

Net property, plant and equipment	—	—	—

Investment	2,393,137	2,382,847	2,351,395
Net Intercompany receivable	—	—	—
Other assets	27,798,182	27,798,182	27,798,182

TOTAL ASSETS	44,051,471	43,516,577	43,668,346

CURRENT LIABILITIES
Accounts payable	245,600	2,216	10,724
Accrued expenses	628,557	665,034	634,230

TOTAL CURRENT LIABILITIES	874,157	667,250	644,954

LIABILITIES NOT SUBJECT TO COMPROMISE	874,157	667,250	644,954

LIABILITIES SUBJECT TO COMPROMISE[2]	430,357,372	420,194,283	420,327,091

STOCKHOL\DERS’ EQUITY
Common stock	20,238,486	20,238,486	20,238,486
Additional paid-in capital	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(2,484,470)	(2,484,470)	(2,484,470)
Retained earnings	(503,674,772)	(493,839,670)	(493,798,413)

TOTAL STOCKHOLDERS’ EQUITY	(387,180,058)	(377,344,956)	(377,303,699)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$44,051,471	$43,516,577	$43,668,346

1.	Accounts receivable include $1,995,027, $2,002,252 and $1,997,864 of non trade receivables, deposits, advances and other miscellaneous receivables for December, January and February, respectively.
2.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates. Pre-petition debt and accrued interest in GBP is valued at 1.5667 GBP to 1 USD and Pre-petition debt and accrued interest in Euros is valued at 1.3683 Euro to 1 USD.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	1/3/2010	2/7/2010	3/7/2010
Net sales	$—	$—	$—
Cost of products sold	—	—	—
Selling, general and administrative expenses	432,228	140,708	103,795
Gain (loss) on foreign currency translation[1]	9,604,099	12,130,808	—
Other income (loss), net	1,366	—	303,333

Operating loss	9,173,237	11,990,100	199,538

Loss on divestiture	(363)	—	—
Reorganization costs and other financing costs	25,055,347	10,159	5,371
Interest expense, net[1]	2,275,011	2,267,948	(2,615)

Loss from continuing operations	(18,156,758)	9,711,993	196,782

Intercompany income, net	—	—	—

Loss from continuing operations before taxes	(18,156,758)	9,711,993	196,782

Tax expense	3,324	(68,822)	3,181

Loss before discontinued operations	(18,160,082)	9,780,815	193,601

Loss (income) from discontinued operations, net of tax	197,142	(54,287)	152,344

Net (loss) income	$(18,357,224)	$9,835,102	$41,257

1.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	YTD
	1/3/2010	2/7/2010	3/7/2010
Operating activities:
Net loss	$(677,068,937)	$9,835,102	$9,876,359
Depreciation and amortization	1,577,000	—	—

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(22,000)	(7,225)	(2,838)
Inventories	516,000	—	—
Other assets	645,182	(99,423)	(90,962)
Accounts payable and accrued expenses	11,381,789	(198,076)	(211,636)
Income taxes payable	—	82,722	238,247
Loss on divestiture	606,471,427	—	—
Loss on sale of fixed assets	50,257	—	—
Other	28,050,552	(10,244,352)	(10,244,352)

Net cash provided by operating activities	(28,398,730)	(631,252)	(435,182)

Investing activities:
Purchases of property, plant and equipment	(498,000)	—	—
Divestitures	96,076,462	—	—
Proceeds from sales of property, plant and equipment	12,100	—	—
Other	—	—	—

Net cash (used in) provided by investing activities	95,590,562	—	—

Financing activities:
Net borrowings on credit lines	—	—	—
Payments on long-term debt	(75,000,000)	—	—
Proceeds from long-term debt	—	—	—
Intercompany	7,715,198	—	—
Other	—	—	—

Net cash provided by (used in) financing activities	(67,284,802)	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	(134)	—	—

Increase (decrease) in cash and cash equivalents	(92,970)	(631,252)	(435,182)

Cash and cash equivalents at beginning of Year	9,323,312	9,230,342	9,230,342

Cash and cash equivalents at end of Period	$9,230,342	$8,599,090	$8,795,160

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING[1]		DECEMBER 2009	JANUARY 2009	FEBRUARY 2009
1. 0-30		$—	$—	$—
2. 31-60		—	—	—
3. 61-90		—	—	—
4. 91+			—	—

5. TOTAL ACCOUNTS RECEIVABLE		$—	$—	$—
6. AMOUNT CONSIDERED UNCOLLECTIBLE

7. ACCOUNTS RECEIVABLE (NET)		$—	$—	$—

1.	Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

Following the sale on 4/30/2009 the debtors have no trade receivables.

MONTH:	2/8/10-3/7/10

AGING OF POSTPETITION TAXES AND PAYABLES
TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$—	$—	$—	$—	$—
2. STATE	—	—	—	—	—
3. LOCAL	—	—	—	—	—
4. OTHER (ATTACH LIST)	—	—	—	—	—

5. TOTAL TAXES PAYABLE	$—	$—	$—	$—	$—

6. ACCOUNTS PAYABLE	$10,724	$—	$—	$—	$10,724

MONTH:	2/8/10-3/7/10

STATUS OF POSTPETITION TAXES
FEDERAL	BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING**	$—	$10,062	$10,062	—
2. FICA-EMPLOYEE**	—	3,484	3,484	—
3. FICA-EMPLOYER**	—	3,484	3,484	—
4. UNEMPLOYMENT	—	—	—	—
5. INCOME	—	—	—	—
6. OTHER (ATTACH LIST)	—	—	—	—

7. TOTAL FEDERAL TAXES	$—	$17,030	$17,030	$—

STATE AND LOCAL
8. WITHHOLDING	$—	$2,472	$2,472	—
9. SALES	—	—	—	—
10. EXCISE	—	—	—	—
11. UNEMPLOYMENT	—	—	—	—
12. REAL PROPERTY	—	—	—	—
13. PERSONAL PROPERTY	—	—	—	—
14. OTHER	—	—	—	—

15. TOTAL STATE & LOCAL	$—	$2,472	$2,472	$—

16. TOTAL TAXES	$—	$19,502	$19,502	$—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	2/8/10-3/7/10

BANK RECONCILIATIONS
A. BANK:	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	TOTAL
B. ACCOUNT NUMBER:	2000044344937	2000044344953	2000049760707	2000042096355	2000042096368	2000028428497
C. PURPOSE (TYPE):	Money Market	Money Market	Money Market	Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl
1. BALANCE PER BANK STATEMENT	$5,204,751	$1,213,719	$1,536,152	$487,900	$375,734	$5,617	$8,823,873
2. ADD: TOTAL DEPOSITS NOT CREDITED							—
3. SUBTRACT: OUTSTANDING CHECKS				(29,000)			(29,000)
4. OTHER RECONCILING ITEMS				(94)			(94)
5. MONTH END BALANCE PER BOOKS	5,204,751	1,213,719	1,536,152	458,806	375,734	5,617	8,794,779
6. NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	N/A	N/A

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS				—

CASH
12. CURRENCY ON HAND	$381

13. TOTAL CASH - END OF MONTH	$8,795,160

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 2/8/10-3/7/10

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.		See Appendix A
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS		$—	$—

PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Alvarez & Marsal				$637,635
2.	FTI Consulting				61,845
3.	Goldman Sachs				4,142,218
4.	Gordian Group LLC				482,214
5.	Greenberg Traurig, LLP	2/5/2010, 3/1/2010	6,620	2,667	1,142,222	19,985
6.	Hammonds				117,048
7.	Hunton & Williams	2/9/2010, 2/25/2010	59,416	59,416	2,293,080	110,000
8.	Ivins, Phillips, & Barker				606,735	268,902
9.	Kekst & Company				7,513
10.	Kurtzman Carson Consultants			6,835	471,282	8,000
11.	Lowenstein & Sandler PC				25,176	1,327
12.	Tavenner & Beran				31,456	43,464
13.	Quarles & Brady	2/24/2010	670,526	—	2,064,433	1,045,132
	TOTAL PAYMENTS
	TO PROFESSIONALS		$736,562	$68,918	$12,082,856	$1,496,810

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
2.	James Center Property LLC	3,000	3,000	—
3.	Ikon Leasing	798	798	—
3.	Lanier Parking Solutions	422	422	—
	TOTAL	$4,220	$4,220	$—

CASE NAME: CANAL CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 2/8/10-3/7/10

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID

TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)

AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF

COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,

TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

				INSIDERS
			2009	2010
NAME		TYPE OF PAYMENT	Dec Amount Paid	Jan Amount Paid	Feb Amount Paid	TOTAL PAID TO DATE
1.	Alvarez & Marsal	Professional	$—	$—	$—	637,636
2.	Buchan, Brian J	BOD Fees	—	—	—	14,494
3.	Causey Jr, John Paul	Payroll	24,333	24,333	24,333	304,164
4.	Causey Jr, John Paul	Expense Reimb	—	—	—	8,241
5.	Decaluwe, Rafael C	BOD Fees	—	—	—	30,365
6.	Fell, Sir David	BOD Fees	1,297	25,948	1,260	123,454
7.	Formacek, Candace C.	Payroll	—	—	—	69,375
8.	Formacek, Candace C.	Expense Reimb	—	—	—	2,905
9.	Fowden, Jerry	BOD Fees	—	—	—	10,705
10.	FTI Consulting	Professional	—	—	—	61,845
11.	Goldman Sachs	Professional	—	—	—	4,142,218
12.	Gordian Group	Professional	—	—	—	482,214
13.	Greenberg Traurig	Professional	28,073	—	2,667	1,142,222
14.	Hammonds LLP	Professional	—	—	—	117,048
15.	Hellyar, Mary Jane	BOD Fees	—	—	—	18,071
16.	Henderson, Thomas	Expense Reimb	—	—	—	9,658
17.	Henderson, Thomas M	Payroll	—	—	—	75,000
18.	Henfling, Robin	Payroll	—	—	—	94,386
19.	Henfling, Robin	Expense Reimb	—	—	—	8,231
20.	Hockett, Vincent W.	Payroll	—	—	—	99,375
21.	Hockett, Vincent W.	Expense Reimb	—	—	—	2,455
22.	Hunton & Williams LLP	Professional	73,000	35,491	59,416	2,293,080
23.	Ivins, Phillips & Baker	Professional	—	212,775		606,735
24.	Kekst & Company	Professional	—	—	—	7,513
25.	Kohut, Andrew J	Payroll	—	—	—	211,993
26.	Kohut, Andrew J	Expense Reimb	—	—	—	1,189
27.	Kohut, Andrew J	BOD Fees	1,800	8,000	1,800	21,400
28.	Lowenstein Sandler PC	Professional	—	—	—	25,176
29.	Kurtzman Carson Consultants	Professional	17,305	10,002	6,835	471,282
30.	McKeough, John	Expense Reimb	—	—	—	16,030
31.	Mckeough, John P.	Payroll	—	—	—	66,298
32.	Mostrom, Joel K.	Payroll	—	—	—	128,244
33.	Mostrom, Joel K.	Expense Reimb	—	—	—	1,862
34.	Naftzger, Christopher	Payroll	—	—	—	77,076
35.	Naftzger, Christopher	Expense Reimb	—	—	—	2,671
36.	Petit, Henri	BOD Fees	1,260	6,650	1,260	34,460
37.	Quarles & Brady	Professional	—	109,913		2,064,433
38.	Rosenblum, DR. John W.	BOD Fees	1,800	9,500		57,800
39.	Swade, Terry A.	Payroll	—	—	—	38,625
40.	Swade, Terry A.	Expense Reimb	—	—	—	490
41.	Tavenner & Beran	Professional	7,178	—	—	31,456
42.	Thelander, Beverly L.	BOD Fees / Exp	1,800	10,500		62,623
43.	Turley, Troy	Expense Reimb	—	—	—	11,302
44.	Turley, Troy L.	Payroll	—	—	—	60,553
45.	Winter, David A	Payroll	—	—	—	72,402
46.	Winter, David A	Expense Reimb	—	—	—	251
	TOTAL PAYMENTS
	TO INSIDERS		$157,846	$453,112	$97,571	$13,819,006

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 2/8/10-3/7/10

QUESTIONNAIRE
		YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X

2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X

3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X

4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X

5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X

6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X

7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X

8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X

9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X

10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X

12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED

EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1. A miscellaneous asset was sold during the period persuant to motions granted by the bankruptcy court.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 2/8/10-3/7/10

INSURANCE
	YES	NO
1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X

2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X

3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN

CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION

BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: February 8, 2010 To March 7, 2010

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/15/09-4/15/10	$6,372	Paid at Inception

General Liability	Century Surety Company	4/15/09-4/15/10	$1,943	Paid at Inception

Commercial Property	The Harford	4/24/09-4/24/10	$5,999	Paid at Inception

Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/10 - 1/1/11	$50,000	Paid at Inception

Excess Directors and Officers Liability	Ace American Insurance Company	1/1/10 - 1/1/11	$25,000	Paid at Inception

Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/10 - 1/1/11	$20,000	Paid at Inception

Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/10 - 1/1/11	$15,000	Paid at Inception

Employed Lawyers Liability (policy period ammendment)	American International Specialty Lines Insurance Company	1/1/10 - 1/1/14		Awaiting invoice for $16,385

US Workers Compensation	Twin City Fire Insurance Company	5/1/09-5/1/10	$1,034	Paid at Inception

Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception